SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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The Massachusetts Health & Education Tax-Exempt Trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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July 2, 2007

Dear Shareholder:

An annual meeting of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”) will be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10022, on Thursday, August 16, 2007, at 12:00 p.m. (noon) (Eastern time) (the “Meeting”), to vote on the proposal discussed in the enclosed proxy statement.

The purpose of the Meeting is to seek shareholder approval of a proposal recently approved by your Fund’s board of trustees (the “Existing Board,” the members of which are referred to as “Board Members”). On September 29, 2006, BlackRock, Inc. (“BlackRock”) consummated a transaction (the “Transaction”) with Merrill Lynch& Co., Inc. whereby Merrill Lynch& Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”), combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with approximately $1.154 trillion in assets under management as of March 31, 2007. This proposal would implement an initiative resulting from the Transaction.

Following the Transaction, BlackRock in consultation with all of the boards of directors or trustees of the funds in the BlackRock family of funds, undertook a comprehensive review of all of the funds currently advised by BlackRock affiliates, including the funds formerly advised by MLIM, with a goal of moving the funds to a more cohesive and rational operating platform. (The funds currently advised by BlackRock Advisors, LLC, BlackRock Institutional Management Corporation or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, are referred to as the “Fund complex,” and all of the boards of directors or trustees of the funds in the Fund complex, are referred to collectively as the “Boards.”) Subsequent to that review, and following extensive and substantial consultation with the Boards of the funds in the Fund complex, BlackRock recommended a proposal designed to streamline and enhance the effectiveness of Board oversight of the Fund complex. At a Board meeting held in June 2007, the Board Members approved this proposal on behalf of the Fund, subject to approval by the Fund’s shareholders.

As described in the enclosed proxy statement, all shareholders are being asked to elect new trustees of the Fund. Currently, in addition to the Existing Board, which only oversees the Fund, seven different Boards oversee the open-end and

The Massachusetts Health & Education Tax-exempt Trust
P.O. Box 9011 Princeton, New Jersey 08543-9011

other closed-end funds in the Fund complex. It is proposed that the Boards be realigned and consolidated so that the open-end funds are overseen by just two new boards (one new board would oversee certain equity funds, all fixed-income funds and all funds designed for sale through insurance company separate accounts, and the other new board would oversee certain other equity funds and all money market funds). It is also proposed that a third new board would oversee the closed-end funds, including the Fund. (Each new board is referred to as a “New Board” and collectively, the “New Boards.”) The Existing Board has reviewed the qualifications and backgrounds of the nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund complex and with BlackRock Advisors. As discussed in more detail on page 3 of the enclosed proxy statement, the Board Members and BlackRock believe that: (i) the Fund may benefit from being overseen by a New Board that would oversee all of the closed-end funds in the Fund complex, including the Fund, rather than continuing to be overseen by the Existing Board, a separate and distinct board; (ii) the proposed nominees are experienced in overseeing investment companies and are familiar with the Fund complex and with BlackRock Advisors; (iii) realigning the Boards into three New Boards may reduce certain Fund expenses, such as costs associated with holding New Board meetings, committee meetings, and to the extent necessary, shareholder meetings; (iv) reducing the administrative burden and costs on BlackRock that are inherent in servicing seven or more Boards may allow BlackRock to devote more time and resources to providing other services to the Fund; and (v) a smaller number of New Boards may result in more efficient and effective presentations at New Board meetings.

The Board Members responsible for your Fund recommend that you vote “FOR” the proposal. However, before you vote, please read the full text of the proxy statement for an explanation of the proposal.

Your vote is important. Even if you plan to attend and vote in person at the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, if received by mail, and returning it in the accompanying postage-paid return envelope.

If you have any questions about the proposal to be voted on, please call Broadridge Financial Solutions, Inc. at 1-877-333-2297.

Sincerely,

John M. Loffredo
President of the Fund

IMPORTANT NEWS
FOR FUND SHAREHOLDERS

        While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the matter to be voted on.

Questions and Answers

Q.	Why am I receiving the proxy statement?

A.	The purpose of the Meeting is to seek shareholder approval of a proposal recently approved by your fund’s board of trustees (the “Existing Board,” the members of which are referred to as “Board Members”). As a shareholder of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”), which is advised by BlackRock Advisors, LLC, you are being asked to elect a new board of trustees for the Fund. (The funds currently advised by BlackRock Advisors, LLC, BlackRock Institutional Management Corporation or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, Inc. (“BlackRock”) are referred to as the “Fund complex,” and all of the boards of directors or trustees of the funds in the Fund complex are referred to collectively as the “Boards.”) The table beginning on page 5 of the proxy statement identifies the nominees that Fund shareholders are being asked to approve. The enclosed proxy card indicates the proposal you are being asked to vote on.

Q.	Why am I being asked to vote on this proposal?

A.	On September 29, 2006, BlackRock consummated a transaction (the “Transaction”) with Merrill Lynch& Co., Inc. whereby Merrill Lynch& Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”), combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with approximately $1.154 trillion in assets under management as of March 31, 2007. The Fund is the only fund in the Fund complex currently overseen by the Existing Board. In addition, the Transaction resulted in BlackRock having seven other Boards that oversee nearly 300 funds. BlackRock and each Board believe that realigning and consolidating the seven Boards into three new boards (each, a “New Board” and collectively, the “New Boards”) would enable the New Boards to focus more attention on issues of particular relevance to the types of funds they oversee and to streamline and enhance the effectiveness of New Board oversight of the funds in the Fund complex.

The proposal cannot be effected without shareholder approval. Your Fund’s Existing Board has approved the proposal you are being asked to vote on, believes it is in shareholders’ best interests, and recommends that you approve it.

Q.	What am I being asked to vote “FOR” in the proxy statement?

A.	Shareholders are being asked to elect New Trustees, as described in Proposal 1. Currently, in addition to the Existing Board, which only oversees the Fund, seven different Boards oversee the open-end and other closed-end funds in the Fund complex. It is proposed that the Boards be realigned and consolidated so that the open-end funds are overseen by just two New Boards (one New Board would oversee certain equity funds, fixed-income funds and funds designed for sale through insurance company separate accounts, and the other New Board would oversee certain other equity funds and money market funds). It is also proposed that a third New Board would oversee the closed-end funds in the Fund complex, including your Fund. The proposals for the open-end funds and all other closed-end funds in the Fund complex are covered in separate proxy statements. The Existing Board has reviewed the qualifications and backgrounds of the nominees, none of which are members of the Existing Board, and believes that they are experienced in overseeing investment companies and are familiar with the Fund complex and with BlackRock Advisors. As discussed in more detail on page 3 of the enclosed proxy statement, the Board Members and BlackRock believe that: (i) the Fund may benefit from being overseen by a New Board that would oversee all of the closed-end funds in the Fund complex, including the Fund, rather than continuing to be overseen by the Existing Board, a separate and distinct board; (ii) the nominees are experienced in overseeing investment companies and are familiar with the Fund complex and with BlackRock Advisors; (iii) realigning the Boards into three New Boards may reduce certain Fund expenses, such as costs associated with holding New Board meetings, committee meetings, and to the extent necessary, shareholder meetings; (iv) reducing the administrative burden and costs on BlackRock that are inherent in servicing seven or more Boards may allow BlackRock to devote more time and resources to providing other services to the Fund; and (v) a smaller number of New Boards may result in more efficient and effective presentations at New Board meetings.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many shares you own. Your vote can help ensure that the proposal recommended by the Existing Board can be implemented. We encourage all shareholders to participate in the governance of the Fund.

Q.	Is the Fund paying for preparation, printing and mailing of the proxy statement?

A.	The costs associated with the proxy statement, including the mailing and the proxy solicitation costs, will be borne by BlackRock. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement, also will be borne by BlackRock. The Fund and BlackRock have retained Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge will be paid approximately $4,800 for such solicitation services (including reimbursements of out-of-pocket expenses).

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Broadridge, the Fund’s proxy solicitor, at 1-877-333-2297.

Q.	How do I vote my shares?

A.	You can provide voting instructions by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions. Alternatively, if you received your proxy card by mail, you can vote your shares by signing and dating the proxy card, and mailing it in the enclosed postage-paid envelope. You may also attend the Meeting and vote in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the proxy card, and if received by mail, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

July 2, 2007

NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 16, 2007

An annual meeting of the shareholders (the “Meeting”) of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”) will be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10022 on Thursday, August 16, 2007, at 12:00 p.m. (noon), to consider and vote on the proposal, as more fully described in the accompanying Proxy Statement:

PROPOSAL 1.	To Elect Nominees of the Fund. (To be voted on by the shareholders of the Fund.)

PROPOSAL 2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your Board recommends that you vote “FOR” the Proposal upon which you are being asked to vote.

Shareholders of record at the close of business on June 20, 2007 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Trustees,

John M. Loffredo
President of the Fund

The Massachusetts Health & Education Tax-exempt Trust
P.O. Box 9011 Princeton, New Jersey 08543-9011

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
P.O. Box 9011
Princeton, New Jersey 08543-9011

2007 ANNUAL MEETING OF SHAREHOLDERS
AUGUST 16, 2007

PROXY STATEMENT

        This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the board of trustees (the “Existing Board,” the members of which are referred to as “Board Members”) of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”) of proxies to be voted at an annual meeting of shareholders of the Fund to be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10022 on Thursday, August 16, 2007, at 12:00 p.m. (noon) (the “Meeting”), and at any and all adjournments or postponements thereof. The Meeting will be held for the purpose set forth in the accompanying Notice.

        The Fund is organized as a Massachusetts business trust and is a registered investment company under the Investment Company Act of 1940 (the “1940 Act”).

        Shareholders of record of the Fund as of the close of business on June 20, 2007 (the “Record Date”) are entitled to attend and to vote at the Fund’s Meeting. Shareholders of the Fund are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of the auction preferred shares (“APS”) will vote separately with respect to two trustee nominees and will have equal voting rights with the common shares of the Fund and will vote together with the common shares as a single class with respect to all other trustee nominees as discussed in more detail under the section below entitled “Vote Required And Manner Of Voting Proxies.”

        As of the Record Date, the Fund had outstanding 2,344,067 shares with total net assets as of $51,370,176. To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of five percent (5%) or more of the Fund’s outstanding common shares or five percent (5%) or more of the outstanding APS of the Fund.

        Even if you plan to attend the Meeting, please sign, date and return the proxy card you receive, if received by mail, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

        All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Photographic identification will be required for admission to the Meeting.

        The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 40 East 52nd Street, New York, New York 10022-5911, or by calling toll free at 1-800-441-7762. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

        Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal.

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PROPOSAL 1—TO ELECT NOMINEES

        The purpose of Proposal 1 is to seek shareholder approval of a proposal recently approved by your Fund’s board of trustees (the “Existing Board,” the members of which are referred to as “Board Members”). As a shareholder of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”), which is advised by BlackRock Advisors, LLC, you are being asked to elect a new board of trustees for the Fund. (The funds currently advised by BlackRock Advisors, LLC, BlackRock Institutional Management Corporation or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, Inc. (“BlackRock”) are referred to as the “Fund complex,” and all of the boards of directors or trustees of the funds in the Fund complex are referred to collectively as the “Boards.”)

        The Fund is the only fund in the Fund complex overseen by the Existing Board. Seven other different Boards oversee the open-end funds and other closed-end funds in the Fund complex. It is proposed that the Boards be realigned and consolidated so that the open-end funds would be overseen by two new boards. One new board would oversee certain equity funds, all fixed-income funds and all funds in the Fund complex designed for sale through insurance company separate accounts, and the other new board would oversee certain other equity funds and all money market funds in the Fund complex. It is also proposed that a third new board would oversee the closed-end funds, including the Fund. (Each new board is referred to as a “New Board” and collectively as the “New Boards.”) The proposals for the open-end funds and the other closed-end funds in the Fund complex are covered in separate proxy statements. As discussed below, this realignment and consolidation is expected to enable the New Boards to focus more attention on issues of particular relevance to the types of funds they oversee and to streamline and enhance the effectiveness of New Board oversight of the Fund complex. Also, it is expected that having fewer Boards will facilitate communication between Fund management and the New Boards.

        It is intended that the proxy card, if properly executed, will be voted for all nominees (each, a “Nominee”) for the New Board of the Fund unless a proxy contains specific instructions to the contrary. Each Nominee’s term of office will commence, if such Nominee is properly elected, on or about November 1, 2007. The term of office of each Nominee will expire the later of 2008 or until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal.

        It is intended that all properly executed proxies of the holders of APS, voting separately as a class, will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the two (2) Nominees listed in the table below identified as “APS Nominees” to be elected by the holders of APS, and all properly executed proxies of the holders of common shares and APS, voting together as a single class, will be voted “FOR” the other Nominees listed in the chart.

Reasons for Board Realignment and Consolidation

        On September 29, 2006, BlackRock consummated a transaction (the “Transaction”) with Merrill Lynch& Co., Inc. whereby Merrill Lynch& Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”), combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with approximately $1.154 trillion in assets under management as of March 31, 2007. Following the Transaction, BlackRock, in consultation with the Board of each of the other funds in the Fund complex, undertook a review of the investment advisory operations it had acquired and the operations of the funds formerly advised by MLIM with the goal of moving the funds to a more cohesive and rational operating platform. BlackRock and the other Boards each discussed certain proposals designed to achieve this goal. Specifically, the other Boards discussed with BlackRock the possibility of consolidating the Boards. Discussions were held with each of the other Boards and ideas for consolidation were considered, including the appropriate number of Boards, the appropriate number of Board members and which Board would be best suited to oversee specific types of funds (open-end equity, open-end fixed-income, open-end money market funds and closed-end funds). These meetings were facilitated by outside counsel and were held among the other Board members who are not “interested persons,” as defined in the 1940 Act (each, an “Independent Board Member”), as well as with management personnel from BlackRock. Over the course of several months and numerous such

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meetings, consensus was reached on the appropriate structure for the New Boards, the number of New Boards, and the composition of those New Boards, as well as the funds each New Board would oversee, and these results were proposed for consideration at each Board’s next in person meeting.

        Among BlackRock and the other Boards’ proposals was a recommendation that the number of Boards overseeing the funds be reduced by the election of a single Board intended to oversee certain equity funds, all fixed-income funds and all funds in the Fund complex designed for sale through insurance company separate accounts, a second Board intended to oversee the other equity funds and all money market funds in the Fund complex and a third Board intended to oversee all closed-end funds. The proposals would result in a Fund complex overseen by three distinct New Boards. BlackRock, in consultation with the other Boards, also proposed that the number of new Board members who are “interested persons” of the Funds as defined in the 1940 Act consist of two (2) members of the New Board overseeing the closed-end funds, including the Fund, and the New Board overseeing certain equity funds and all money market funds in the Fund complex, and three (3) members of the New Board overseeing certain other equity funds, all fixed-income funds and all funds in the Fund complex designed for sale through insurance company separate accounts.

        At a meeting held during June 2007, the Existing Board determined that being overseen by a New Board that oversees all closed-end funds in the Fund complex may provide benefits to shareholders of the Fund. The Existing Board has reviewed the qualifications and backgrounds of the Nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund complex and with BlackRock Advisors. In addition, a representative Board Member had the opportunity to meet the Nominees. The Board Members and BlackRock believe that: (i) the Fund may benefit from being overseen by a New Board that would oversee all of the closed-end funds in the Fund complex, including the Fund, rather than continuing to be overseen by the Existing Board, a separate and distinct board; (ii) the Nominees are experienced in overseeing investment companies and are familiar with the Fund complex and with BlackRock Advisors; (iii) realigning the Boards into three New Boards may reduce certain Fund expenses, such as costs associated with holding New Board meetings, committee meetings, and to the extent necessary, shareholder meetings; (iv) reducing the administrative burden and costs on BlackRock that are inherent in servicing seven or more Boards may allow BlackRock to devote more time and resources to providing other services to the Fund; and (v) a smaller number of New Boards may result in more efficient and effective presentations at New Board meetings.

        The Boards also reviewed the efficiencies sought to be gained through Board consolidation, focusing on, among other things, the significant reduction in the volume of Board materials required to be prepared by BlackRock Advisors and the funds’ other service providers for each of the seven or more quarterly Board meetings. Additionally, the other Boards focused on ensuring that portfolio management time dedicated to keeping the multiple Boards up to date on performance and portfolio management issues across the seven or more Boards could be efficiently managed. The other Boards noted, as an example, that many senior portfolio managers currently attend many Board meetings each quarter and that if the Board consolidation were approved, such portfolio managers would only have to attend at most three Board meetings each quarter. The other Boards also considered the benefits from a compliance perspective. In particular, the other Boards considered that the seven or more Board structure resulted in the creation of four separate sets of compliance policies and procedures and compliance manuals, and that while these compliance materials are broadly consistent across the Fund complex, consolidating the Boards into the New Board structure would promote the adoption of uniform compliance policies and procedures for the appropriate funds overseen by each New Board. Board Member compensation costs might increase in the short run because of the larger size of the New Boards, but any such increase is not expected to be material to the Trust. The Boards and BlackRock concluded that the Board consolidation would result in efficiencies in terms of compliance monitoring and oversight and would streamline New Board reporting and monitoring of fund compliance.

        In addition, the Existing Board sought certain assurances from BlackRock with regard to the future operation of the Fund. In response, BlackRock stated that (a) the Fund’s existing portfolio management team would continue to manage the Fund; (b) BlackRock does not anticipate any material increase in

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the Trust's expenses in the future and would not propose an increase in the advisory or administrative fees for the two years following the date of the election of the Nominees; and (c) absent exigent circumstances (including, but not limited to, significant changes to the landscape applicable to municipal securities) BlackRock will not propose to merge or terminate the Trust or modify the Trust's investment objective for the two years following the date of the election of the Nominees.

        The proposal described in this Proxy Statement was considered and approved unanimously by those present at the June meeting of the Existing Board. You are being asked to elect the Nominees of the Fund’s New Board. Each Nominee has consented to serve on the New Board to which he or she has been nominated if elected by shareholders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement Nominee, if any, designated by the current Board Members.

        The nominations of the Nominees listed below have been approved by the Board Members. Information about the Nominees of the Fund’s New Board is set forth in the section below. The Existing Board has determined that the number of New Board members shall be fixed at thirteen (13).

Nominees

        The Nominees of the Fund’s New Board, including their ages, their current position(s) with the Fund and length of time served, their principal occupations during at least the past five years, the number of funds in the Fund complex the Nominees oversee or would oversee and any public company board memberships they hold are set forth below. Unless otherwise indicated, the address of each Nominee is 40 East 52nd Street, New York, New York 10022. Each Nominee was nominated by the nominating committee of the Existing Board. The Nominees also considered candidates for Chairman and Vice Chairman of the Fund’s New Board and Richard E. Cavanagh was selected to serve as Chairman and Karen P. Robards was selected to serve as Vice Chair of the New Board.

        Richard S. Davis and Henry Gabbay are “interested persons” as defined in the 1940 Act by virtue of their positions with BlackRock and its affiliates described in the table below.

Number of Funds in Fund Complex
Name and Age	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Currently Overseen	To Be Overseen	Other Board Memberships Held
Independent Nominees:
G. Nicholas Beckwith, III Age: 61	N/A	N/A	Chairman and Chief Executive Officer, Arch Street Management, LLC; Chairman & CEO, Beckwith Blawnox Property LLC; Chairman & CEO, Beckwith Clearfield Property LLC; Chairman & CEO, Beckwith Delmont Property LLC; Chairman & CEO, Beckwith Erie Property LLC; Chairman, Penn West Industrial Trucks LLC; Chairman, President and Chief Executive Officer, Beckwith Machinery Company (until October 2005); Chairman of the Board of Directors, University of Pittsburgh Medical Center; Board of Visitors, University of Pittsburgh School of Medicine; Board of Directors: Shadyside Hospital Foundation; Beckwith Institute for Innovation in Patient Care; Member, Advisory Council on Biology and Medicine, Brown University; Trustee, Claude Worthington Benedum Foundation; Chatham College; University of Pittsburgh; Emeritus Trustee, Shadyside Academy.	1 registered investment company consisting of 10 portfolios	112 registered investment companies	Board of Directors, National Retail Properties, Inc.; and Beckwith Family Foundation.

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Number of Funds in Fund Complex
Name and Age	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Currently Overseen	To Be Overseen	Other Board Memberships Held
Richard E. Cavanagh Age: 61	N/A	N/A	Retired. President and Chief Executive Officer of The Conference Board, Inc., a leading global business research organization, from 1995-2007; Former Executive Dean of the John F. Kennedy School of Government at Harvard University from 1988-1995; Acting Director, Harvard Center for Business and Government (1991-1993); Former Partner (principal) of McKinsey & Company, Inc. (1980-1988); Former Executive Director of Federal Cash Management, White House Office of Management and Budget (1977-1979); Coauthor, The Winning Performance (best selling management book published in 13 national editions).	60 registered investment companies	112 registered investment companies	Trustee; Aircraft Finance Trust (AFT) and Educational Testing Service (ETS); Director, Arch Chemical, Fremont Group (investments) and The Guardian Life Insurance Company of America.

Kent Dixon Age: 69	N/A	N/A	Consultant/Investor. Former President and Chief Executive Officer of Empire Federal Savings Bank of America and Banc PLUS Savings Association; former Chairman of the Board, President and Chief Executive Officer of Northeast Savings.	60 registered investment companies	112 registered investment companies	Former Director of ISFA (the owner of INVEST, a national securities brokerage service designed for banks and thrift institutions).

Frank J. Fabozzi* Age: 58	N/A	N/A	Consultant/Editor of The Journal of Portfolio Management; Frederick Professor in the practice of Finance at the School of Management at Yale University; Author and editor of several books on fixed income portfolio management; Visiting Professor of Finance and Accounting at the Sloan School of Management, Massachusetts Institute of Technology from 1986 to August 1992.	60 registered investment companies	112 registered investment companies	None.

Kathleen F. Feldstein Age: 66	N/A	N/A	President of Economic Studies, Inc., a Belmont, MA-based private economic consulting firm, since 1987; Chair, Board of Trustees, McLean Hospital in Belmont, MA since 2000.	60 registered investment companies	112 registered investment companies	Director of The McClatchy Company (publishing); Trustee of Partners Community Healthcare, Inc., the Museum of Fine Arts, Boston, and of the Committee for Economic Development; Corporation Member, Partners HealthCare and Sherrill House (healthcare); Member of the Visiting Committee of the Harvard University Art Museums and of the Advisory Board to the International School of Business at Brandeis University.

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Number of Funds in Fund Complex
Name and Age	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Currently Overseen	To Be Overseen	Other Board Memberships Held
James T. Flynn Age: 67	N/A	N/A	Retired. Chief Financial Officer of JP Morgan & Co. Inc. from 1990 to 1995 and an employee of JP Morgan in various capacities from 1967 to 1995.	17 registered investment companies consisting of 24 portfolios	112 registered investment companies	None.

Jerrold B. Harris Age: 64	N/A	N/A	Until September 1, 1999, President and Chief Executive Officer, VWR Scientific Products Corp.	1 registered investment company consisting of 10 portfolios	112 registered investment companies	Trustee, Ursinus College; Director, BlackRock Kelso Capital Corporation; Director, Tromner LLC.

R. Glenn Hubbard Age: 48	N/A	N/A	Dean of Columbia Business School since July 1, 2004; Columbia faculty member since 1988; Co-director of Columbia Business School's Entrepreneurship Program 1997-2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School, as well as the University of Chicago; Visiting scholar at the American Enterprise Institute in Washington and member of International Advisory Board of the MBA Program of Ben-Gurion University; Deputy Assistant Secretary of the U.S. Treasury Department for Tax Policy from 1991-1993; Chairman of the U.S. Council of Economic Advisers under the President of the United States 2001-2003.	60 registered investment companies	112 registered investment companies	Director of Metropolitan Life Insurance Company; Director of ADP (data and information services), Dex Media, KKR Financial Corporation, and Ripplewood Holdings (investment management); Director of Duke Realty; Formerly on the advisory boards of the Congressional Budget Office, the Council on Competitiveness, the American Council on Capital Formation, the Tax Foundation and the Center for Addiction and Substance Abuse; Trustee of Fifth Avenue Presbyterian Church of New York and the Economic Club of Capmark, New York.

W. Carl Kester* Age: 55	N/A	N/A	Deputy Dean for Academic Affairs, Harvard Business School since 2006; Mizuho Financial Group, Professor of Finance, Harvard Business School, Unit Head, Finance from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, 1999 to 2005, Member of the faculty of Harvard Business School since 1981. Independent Consultant since 1978.	17 registered investment companies consisting of 24 portfolios	112 registered investment companies	None.

Karen P. Robards Age: 57	N/A	N/A	Partner of Robards & Company, LLC, a financial advisory firm since 1987; formerly an investment banker with Morgan Stanley for more than ten years; Director of Enable Medical Corp. from 1996 to 2005; Director of AtriCure, Inc. since 2000; Director of the Cooke Center for Learning and Development, a not-for-profit organization, since 1987.	17 registered investment companies consisting of 24 portfolios	112 registered investment companies	Director, AtriCure, Inc. (medical devices).

7

Number of Funds in Fund Complex
Name and Age	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Currently Overseen	To Be Overseen	Other Board Memberships Held
Robert S. Salomon, Jr. Age: 70	N/A	N/A	Retired. Principal of STI Management (investment adviser) from 1994 to 2005; Chairman and CEO of Salomon Brothers Asset Management from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine from 1992 to 2002; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.	37 registered investment companies consisting of 57 portfolios	112 registered investment companies	None.

Interested Nominees:

Richard S. Davis Age: 60	N/A	N/A	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	3 registered investment companies consisting of 63 portfolios	184 registered investment companies consisting of 171 portfolios	None.

Henry Gabbay Age: 59	N/A	N/A	Consultant, BlackRock (since July 2007); Managing Director, BlackRock, Inc. (1989-June 2007); Chief Administrative Officer, BlackRock Advisors, LLC (1998-2007); President of BlackRock FundsSM and BlackRock Bond Allocation Target Shares (2005-2007); Treasurer of certain closed-end funds in the Fund complex (1989 - 2006).	None.	184 registered investment companies consisting of 171 portfolios	None.

*	APS Nominee.

        Roscoe S. Suddarth is expected to serve on the advisory board of the Fund; however, Mr. Suddarth is not a Nominee and shareholders are not being asked to elect him to the New Board. It is anticipated that Mr. Suddarth will serve on the advisory board through December 31, 2007.

Number of Funds in Fund Complex
Name and Age	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Currently Overseen	To Be Overseen	Other Board Memberships Held
Advisory Board Member:

Roscoe S. Suddarth Age: 71	N/A	N/A	Retired. President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995 and Career Minister from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan from 1987 to 1990.	46 registered investment companies consisting of 48 portfolios	112 registered investment companies	None.

8

General Information Regarding the Board

        Compensation: Information relating to compensation paid to the Board Members of the Fund for the fiscal year ended December 31, 2006 is set forth in Appendix A.

        Equity Securities Owned by the Nominees: Certain information relating to the amount of equity securities owned by the Nominees in the Funds that they oversee or are nominated to oversee, as well as other funds in the Fund complex, as of March 31, 2007 is set forth in Appendix B.

        Attendance of Board Members at Annual Shareholders’ Meeting: The Fund does not have a policy with regard to attendance of Board Members at annual shareholders’ meetings.

        Meetings of the Existing Board: During the Fund’s fiscal year ended December 31, 2006, the Existing Board met six times (including telephonic meetings), and each Board Member attended all of the meetings of the Existing Board and of each committee of the Existing Board on which the Board Member served.

        Standing Committees of the Existing Board: Information relating to the various standing committees of the Existing Board is set forth in Appendix C.

        Compliance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”): Section 16(a) of the Exchange Act requires the officers and Board Members of the Fund and persons who own more than ten percent of any class of equity securities of the Fund to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, Board Members and greater than ten percent shareholders of the Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on a review of the copies of such forms, and amendments thereto, with respect to the Fund, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Board Members, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the 1940 Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Officers of the Fund

        Information about the officers of the Fund, including their ages and their principal occupations during the past five years are set forth in Appendix E.

Indemnification of Board Members and Officers

        Section 6.4 of Article VI of the Fund’s Declaration of Trust provides that the Fund shall indemnify each of its Board Members and officers (including persons who serve at the Fund’s request as directors, officers or trustees of another organization in which the Fund has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Board Member or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final

9

decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Board Members who are neither “interested persons” of the Fund as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under Article VI of the Fund’s Declaration of Trust and (i) the Covered Person shall have provided security for such undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Board Members who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Your Board recommends that you vote “FOR” the election of each of the Nominees to the New Board.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

        A quorum of shareholders is required to take action at the Meeting. A quorum consists of a majority of the holders of common shares and a majority of the holders of APS entitled to vote at the Meeting, present in person or by proxy. The quorum requirements must be met for holders of common shares and APS, each considered separately as a class.

        Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election, who are employees of BlackRock, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes”(i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum. Shares of APS of the Fund held in “street name” may be counted for purposes of establishing a quorum of the Fund if no instructions are received one business day before the applicable Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Nominees in Proposal 1.

        Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Nominees in Proposal 1 if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal. Beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1.

        If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote

10

shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

        If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

        Approval of Proposal 1, Election of Nominees, will require the affirmative vote of shareholders holding at least the percentage of shares of the Fund indicated in the chart below. Holders of APS will vote as a separate class for the election of APS Nominees, and will vote together with holders of common shares with respect to all other Nominees.

Proposal 1

Election of APS Nominees	Election of other Nominees
Affirmative vote of the holders of a majority of the APS present in person or by proxy at the Meeting and entitled to vote, voting as a separate class.	Affirmative vote of the holders of a majority of the common shares and APS present in person or by proxy at the Meeting and entitled to vote, voting together as a single class.

        Approval of the proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR”the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore, abstentions and broker non-votes will have the same effect as a vote against Proposal 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Board Members, including a majority of the Independent Board Members of the Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Fund. D&T, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Fund. A majority of the Fund’s Board Members, including a majority of the Independent Board Members, approved the appointment of D&T.

        No representatives of D&T will be present at the Meeting.

        The Audit Committee has discussed with D&T its independence with respect to the Fund and certain matters required to be discussed by Statement on Auditing Standard No. 61. Each Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm. The Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for the Fund. Following the Audit Committee’s review and discussion of the Fund’s independent registered public accounting firm, the Audit Committee recommended to the Board Members that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year for which audited financial statements are available be included in each Fund’s Annual Report to Shareholders.

11

        The Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committee received no such notifications for the Fund. Following the Audit Committee’s review and discussion of the Fund’s independent registered public accounting firm, the Audit Committee recommended to the Board Members that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year ended December 31, 2006 for which audited financial statements are available be included in the Fund’s Annual Report to Shareholders.

        Appendix F sets forth for the Fund, for the two most recent fiscal years, the fees billed by D&T for all audit and non-audit services provided directly to the Fund. The fee information in Appendix F is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses, and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews and miscellaneous tax advice.

(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

        The Audit Committee of the Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s investment adviser provide ongoing services to the Fund (“Affiliated Service Providers”) that relate directly to the operations a provide ongoing services to the Fund (“Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the Securities and Exchange Commission’s auditor independence rules and (b) routine and recurring services that will not impair the independence of D&T may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at each next regularly scheduled in-person board meeting.

        For the Fund’s two most recent fiscal years, there were no services rendered by D&T to the Fund for which the pre-approval requirement was waived.

        The Audit Committee has considered whether the provision of non-audit services that were rendered by D&T to BlackRock Advisors and Affiliated Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by D&T to the Fund, BlackRock Advisors or Affiliated Service Providers that were required to be pre-approved were pre-approved as required.

12

ADDITIONAL INFORMATION

5% Share Ownership

        To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of five percent (5%) or more of the Fund’s outstanding common shares or five percent (5%) or more of the outstanding APS of the Fund.

Submission of Shareholder Proposals

        If a shareholder of the Fund intends to present a proposal at the 2008 Annual Meeting of Shareholders of the Fund, which is anticipated to be held in August 2008, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by November 1, 2007. The By-Laws of the Fund require advance notice be given to the Fund in the event a shareholder desires to transact any business from the floor at an Annual Meeting of Shareholders. The persons named as proxies in the proxy materials for the 2008 Annual Meeting of Shareholders for the Fund may exercise discretionary authority with respect to any shareholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by January 14, 2008. Written proposals and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, New York 10022-5911

Shareholder Communications

        Shareholders who want to communicate with the Existing Board or any individual Board Member should write the Fund to the attention of the Secretary of the Fund, 40 East 52nd Street, New York, New York 10022-5911. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

        Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), 40 East 52nd Street, New York, New York 10022-5911. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

        The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement and costs in connection with the solicitation of proxies will be borne by BlackRock. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by BlackRock.

        Solicitation may be made by letter or telephone by officers or employees of BlackRock Advisors, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Fund and BlackRock will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. The Fund and BlackRock have retained Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge will be paid approximately $4,800 for such solicitation services (including reimbursements of out-of-pocket expenses). Broadridge may solicit proxies personally and by telephone.

Fiscal Year

        The fiscal year end of the Fund is December 31.

13

Privacy Principles of the Fund

        BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

        If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

        BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

        BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

        We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General

        Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

        A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 40 East 52nd Street, New York, New York 10022-5911, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

        Failure of a quorum to be present at any Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. Any adjourned Meeting or Meetings may be held without the necessity of another notice. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the Meeting.

        Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By order of the Board of Trustees, John M. Loffredo President of the Fund

July 2, 2007

14

Appendix A

COMPENSATION OF THE BOARD MEMBERS OF THE EXISTING BOARD

The Board

        James F. Carlin, III, Thomas H. Green, III, Edward M. Murphy, Frank Nesvet, Walter B. Prince and James M. Storey currently comprise the Board and oversee the Fund.

        The Fund pays all compensation to all Independent Board Members. These Board Members are currently compensated at the rate of $1,250 per quarter. The Fund reimburses each Board Member for his/her out-of-pocket expenses relating to attendance at Board, Audit Committee and any Nominating Committee meetings. For the fiscal year ended December 31, 2006, no reimbursements for out-of-pocket expenses were made. During the fiscal year ended December 31, 2006, each Board Member was paid fees aggregating $5,000. Compensation of Board Members is considered by the Fund’s entire Board in lieu of a compensation committee. No compensation information is shown for the current Board Members because their term of office will not continue after the Meeting.

        As of May 31, 2007, all Board Members of and officers as a group owned less than 1% of the outstanding shares of the Fund.

A-1

Appendix B

EQUITY SECURITIES OWNED BY NOMINEES

        The following table shows the amount of equity securities owned by the Nominees in the Fund as of March 31, 2007, except as indicted.

Name of Nominee	Number of Shares of Common Stock	Number of Shares of APS	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex
Interested Nominees:
Richard S. Davis	None	None	None	Over $100,000
Henry Gabbay(1)	None	None	None	Over $100,000
Independent Nominees:
G. Nicholas Beckwith, III	None	None	None	None
Richard E. Cavanagh	None	None	None	Over $100,000
Kent Dixon	None	None	None	Over $100,000
Frank J. Fabozzi	None	None	None	$50,001 – $100,000
Kathleen F. Feldstein(2)	None	None	None	$10,001 – $50,000
James T. Flynn	None	None	None	Over $100,000
Jerrold B. Harris	None	None	None	None
R. Glenn Hubbard	None	None	None	$50,001 – $100,000
W. Carl Kester	None	None	None	Over $100,000
Karen P. Robards	None	None	None	$50,001 – $100,000
Robert S. Salomon, Jr.	None	None	None	None

(1)	Information is as of June 26, 2007.
(2)	Information is as of June 22, 2007.

        The Nominees and officers as a group owned less than 1% of outstanding shares of each Fund for which they are nominated to oversee.

        None of the independent Nominees or their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock as of May 31, 2007.

B-1

Appendix C

STANDING COMMITTEES OF THE EXISTING BOARD

        The business and affairs of the Fund are managed by or under the direction of the Existing Board.

        Audit Committee. The Fund’s Audit Committee is comprised of all of the Board Members of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund. The principal responsibilities of the Audit Committee are the appointment, compensation, retention and oversight of the Fund’s independent registered public accounting firm (the “Accounting Firm”), including the resolution of disagreements regarding financial reporting between Fund management and such Accounting Firm. The Audit Committee’s responsibilities also include, without limitation, the following: (i) review with the Accounting Firm the arrangements for and scope of annual and special audits and any other services provided by the Accounting Firm to the Fund; (ii) discuss with the Accounting Firm certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such Accounting Firm or any other results of any audit; (iii) ensure that the Accounting Firm submits on a periodic basis a formal written statement with respect to their independence, including a discussion of any relationships or services that may impact the objectivity and independence of the Fund’s Accounting Firm; and (iv) consider information and comments of the Accounting Firm with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting and Fund management’s responses thereto. The Board of the Fund has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix D. The Audit Committee met five times during the Fund’s fiscal year ended December 31, 2006.

        The Fund’s Audit Committee also has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Deloitte & Touche LLP (“D&T”), the Accounting Firm for the Fund. The Audit Committee has discussed with D&T its independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. The Audit Committee has considered whether the provision of non-audit services by D&T is compatible with maintaining the independence of the Accounting Firm.

        The Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the Accounting Firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the Accounting Firm. The Audit Committees received no such notifications for the Fund. Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and the Fund’s Accounting Firm, the Audit Committee recommended to the Board Members that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year ending December 31 be included in the Fund’s Annual Report to Shareholders.

        Nominating Committee. The Fund’s Nominating Committee is comprised of all of the Board Members of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Board Members of the Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Board Members, the Nominating Committee may consider nominations made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send the nomination to the Secretary of the Fund that includes biographical information and sets forth the qualifications of the proposed nominee. The Board of the Fund has adopted a written charter for the Nominating Committee, a copy of which is attached to this Proxy Statement as Appendix E. The Nominating Committee charter is not available on the Fund website.

C-1

        In identifying and evaluating a potential nominee to serve as an Independent Board Member of the Fund, the Nominating Committee will consider, among other factors, (i) the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any sub-adviser to the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to any applicable standards; (vi) whether or not the person serves on the board of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Board Member of the Fund; and (viii) whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy. The Nominating Committee met one time during the Fund’s fiscal year ended December 31, 2006.

C-2

Appendix D

AUDIT COMMITTEE CHARTER

        This document serves as the Charter for the Audit Committee of The Massachusetts Health & Education Tax-exempt Trust (the “Fund”) advised by Fund Asset Management, LP, or any affiliated investment adviser (the “investment adviser”). The Board of Trustees of the Fund (the “Board”) has adopted the following Audit Committee Charter (the “Charter”).

I. Composition of the Audit Committee

        The Audit Committee shall be composed of at least three Trustees:

(a) each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) (each, an “Independent Director”);

(b) each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board or any committee thereof and fixed amounts of compensation under a retirement plan for prior service with a Fund listed or quoted on a stock exchange or market quotation system (“Listed Fund”)); and

(c) each of whom shall satisfy the independence and experience requirements for any stock exchange or market quotation system on which Fund shares are or become listed or quoted.

        The Board shall use its best efforts to ensure that at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in rules of the Securities and Exchange Commission. For those Funds listed on the New York Stock Exchange, no member of the Audit Committee may serve on more than three public company audit committees unless the Board determines that such simultaneous service would not impair the ability of such member to serve effectively on the Audit Committee.

II. Purposes of the Audit Committee

        The Audit Committee shall be responsible for:

        (1) assisting Board oversight of the

(a) integrity of the Fund’s financial statements;

(b) independent accountants’ qualifications and independence; and

(c) performance of the Fund’s internal audit function and the Fund’s independent accountants; and

        (2) preparation, or overseeing the preparation of, any audit committee report required by rules of the Securities and Exchange Commission to be included in the Fund’s proxy statement for its annual meeting of shareholders.

III. Responsibilities and Duties of the Audit Committee

        The Fund’s independent accountants shall report directly to the Audit Committee.

D-1

        As may be necessary or appropriate to carry out its purposes, or to comply with applicable law or the requirements of any securities exchange or market quotation system on which Fund shares are or may become listed or quoted, the Audit Committee shall have the following responsibilities and duties:

(a) the appointment, compensation, retention and oversight of the work of the Fund’s independent accountants, including the resolution of disagreements between management and the independent accountants regarding financial reporting;

(b) to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the Independent Directors ratify such selection;

(c) to pre-approve (i) all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent accountants and (ii) all permissible non-audit services to be provided by the Fund’s independent accountants to the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund;

(d) if determined to be advisable, to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e) to consider whether each non-audit service provided by the Fund’s independent accountants to the Fund and to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f) to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants; (g) to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(g) to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(h) to meet to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semiannual financial statements with Fund management and the Fund’s independent accountants, including the Fund’s disclosure of management’s discussion of Fund performance;

(i) to review with the Fund’s independent accountants any audit problems or difficulties the accountants may have encountered during or relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Accounting Standards No. 61, or any subsequent Statement, and management’s response;

(j) to establish and administer policies and procedures relating to the hiring by the Fund, its investment adviser, or any administrator that is an adviser affiliate of employees or former employees of the Fund’s independent accountants;

(k) to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

D-2

(l) to request, receive and/or review from the Fund’s independent accountants such other materials as may be deemed necessary or advisable in the discretion of the Committee in the exercise of its duties under this Charter; such materials may (but are not required to) include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent accountants and the Fund, the investment adviser, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences;

(m) at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the investment adviser and adviser affiliates (to assess the independence of the Fund’s independent accountants);

(n) to discuss in general the Fund’s earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies, if any (e.g., the types of information to be disclosed and the type of presentation to be made);

(o) to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(p) to address reports received from attorneys in accordance with procedures adopted by the Fund’s investment adviser relating to the possible violation of federal or state law or fiduciary duty;

(q) to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

(r) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange or market quotation system on which Fund shares are or become listed or quoted;

(s) on an annual basis, to review and reassess the adequacy of this Charter, recommend any changes to the Board, and evaluate the performance of the Audit Committee; and

(t) to perform such other functions and to have such other powers consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

        The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the Securities Exchange Act of 1934. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

        The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit.

D-3

Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

        Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

        In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Board reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Board reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board.

IV. Meetings

        The Audit Committee shall meet on a regular basis but no less frequently than annually. The Audit Committee periodically shall meet separately with the Fund’s independent accountants, Fund management, and representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee may hold special meetings at such times as the Audit Committee believes necessary or appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Assistance from Fund Management; Authority to Engage Advisers; Funding

        The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

VI. Reporting

        The Chairman or Chairwoman of the Audit Committee shall report to the Board on the results of its deliberations and make such recommendations as deemed necessary or appropriate.

VII. Amendments

        This Charter may be amended or modified from time to time by vote of the Board.

Dated: June 14, 2005.

D-4

NOMINATING COMMITTEE CHARTER

I. Organization

        The Nominating Committee (the “Committee”) of the Board of Trustees for The Massachusetts Health & Education Tax-exempt Trust (the “Fund”) shall be composed solely of Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange and the American Stock Exchange (each, an “Exchange”) listing standards (if applicable) (“Independent Trustees”). The Board of Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Trustees) and shall designate the Chairman of the Committee. The Committee shall have authority to retain outside counsel and other advisors the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

II. Responsibilities

        The Committee shall identify individuals qualified to serve as Independent Trustees of the Fund and shall recommend its nominees for consideration by the full Board.

III. Identification And Evaluation Of Potential Nominees

        In identifying and evaluating a person as a potential nominee to serve as an Independent Trustee of the Fund, the Committee should consider among other factors it may deem relevant:

•	the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

        While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Committee may consider nominations for the office of Director made by Fund stockholders or by management in the same manner as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. The Secretary of the Fund will forward all nominations received to the Committee.

D-5

IV. Quorum

        A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

V. Nomination Of Directors

        After a determination by the Committee that a person should be nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, to the Independent Directors.

VI. Meetings

        The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

        Adopted: September 30, 2004.

D-6

Appendix E

OFFICERS OF THE FUND

        The officers of the Fund, their ages and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below.

        Officers receive no compensation from the Fund, although they may be reimbursed for reasonable travel expenses for attending meetings of the Boards.

        Each officer is an “interested person” of the Fund, as defined in the 1940 Act, by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Officers

Name, Address and Age	Position(s) with Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Donald C. Burke 800 Scudders Mill Road Princeton, NJ 08536 Age: 47	Vice President & Treasurer	Since 2004	Managing Director of BlackRock, Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) (2006); First Vice President of MLIM and FAM (1997-2005) and Treasurer thereof (1999-2006); Vice President of MLIM and FAM (1990-1997).
Catherine A. Johnston 800 Scudders Mill Road Princeton, NJ 08536 Age: 53	Chief Compliance Officer	Since 2007	Director of BlackRock, Inc. since 2006; Director (Legal & Compliance) of MLIM from 2003 to 2006; and Vice President of MLIM from 1998 to 2003.
John M. Loffredo 800 Scudders Mill Road Princeton, NJ 08536 Age: 43	President	Since 2004	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM (Municipal Tax-Exempt Fund Management) from 2000 to 2006; First Vice President of MLIM from 1997 to 2000.
Robert D. Sneeden 800 Scudders Mill Road Princeton, NJ 08536 Age: 54	Vice President	Since 2004	Director of BlackRock, Inc. since 2006; Director (Municipal Tax-Exempt Fund Management) of MLIM from 2005 to 2006; Vice President of MLIM from 1998 to 2005; Assistant Vice President and Portfolio Manager of MLIM from 1994 to 1998.

(1)	Officers of the Fund serve at the pleasure of the Board of Trustees.

E-1

Appendix F

AUDIT FEES, AUDIT RELATED FEES, TAX FEES AND ALL OTHER FEES
TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Audit Fees and Audit Related Fees

Audit Fees		Audit Related Fees
Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
22,500	22,500	3,500	3,500

Tax Fees and All Other Fees

Tax Fees		All Other Fees
Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
6,000	5,700	0	0

        Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
1,739,500	1,227,000	—	—	—	—

        Aggregate non-audit fees for services provided to the Fund, its investment adviser, and its Affiliated Service Providers, regardless of whether pre-approval was required:

Aggregate Non-Audit Fees ($)
Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
3,071,450	5,577,771

F-1

THE MASSACHUSETTS HEALTH
EDUCATION TAX-EXEMPT TRUST
C/O PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by BlackRock MA Health in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage- paid envelope we have provided or return it to BlackRock MA Health, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	BLKMA1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE MASSACHUSETTS HEALTH & EDUCATION
TAX- EXEMPT TRUST - COMMON STOCK

The Board Members responsible for your fund recommends that you vote “For” the proposal.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

	[ ]	[ ]	[ ]	___________________________

Vote on Directors

1.	Election of Nominees.

(01)	G. Nicholas Beckwith, III
(02)	Richard E. Cavanagh
(03)	Richard S. Davis
(04)	Kent Dixon
(05)	Kathleen F. Feldstein
(06)	James T. Flynn
(07)	Henry Gabbay
(08)	Jerrold B. Harris
(09)	R. Glenn Hubbard
(10)	Karen P. Robards
(11)	Robert S. Salomon, Jr.

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly, if Received by Mail, Using the Enclosed Envelope.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Common Stock

BLACKROCK-ADVISED CLOSED-END FUNDS

        The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of common stock of the above-named Fund (the “Fund”), held of record by the undersigned on June 20, 2007 at the annual meeting of shareholders of the Fund to be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10022 on Thursday, August 16, 2007, or any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals.

        By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. If you do not intend to personally attend the meeting, please complete and return this card at once, if received by mail, in the enclosed envelope.

(Continued and to be signed on the reverse side)

THE MASSACHUSETTS HEALTH
EDUCATION TAX-EXEMPT TRUST
C/O PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by BlackRock MA Health in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage- paid envelope we have provided or return it to BlackRock MA Health, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	BLKMA3	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE MASSACHUSETTS HEALTH & EDUCATION
TAX-EXEMPT TRUST - APS

The Board Members responsible for your fund recommends that you vote “For” the proposal.

The Board Members responsible for your fund recommends that you vote “For” the proposal.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

	[ ]	[ ]	[ ]	___________________________

Vote on Directors

1.	Election of Nominees.

(01)	G. Nicholas Beckwith, III
(02)	Richard E. Cavanagh
(03)	Richard S. Davis
(04)	Kent Dixon
(05)	Frank J. Fabozzi
(06)	Kathleen F. Feldstein
(07)	James T. Flynn
(08)	Henry Gabbay
(09)	Jerrold B. Harris
(10)	R. Glenn Hubbard
(11)	W. Carl Kester
(12)	Karen P. Robards
(13)	Robert S. Salomon, Jr.

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly, if Received by Mail, Using the Enclosed Envelope.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

BLACKROCK-ADVISED CLOSED-END FUNDS

        The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of auction preferred shares of the above-named Fund (the “Fund”), held of record by the undersigned on June 20, 2007 at the annual meeting of shareholders of the Fund to be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10022 on Thursday, August 16, 2007, or any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals.

        By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. If you do not intend to personally attend the meeting, please complete and return this card at once, if received by mail, in the enclosed envelope.

(Continued and to be signed on the reverse side)